UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2023 (December 30, 2022)

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001	UNRV	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On or about December 30, 2022, Unrivaled Brands, Inc. (the “Company”) entered into Securities Purchase Agreements (each, an “SPA”) with certain accredited investors (each, a “Purchaser”), including but not limited to, Sabas Carrillo (the Company’s Chief Executive Officer), Patty Chan (the Company’s Interim Chief Financial Officer), and Robert Baca (the Company’s Interim Chief Legal Officer). The SPAs relate to a private placement (the “Private Placement”) of: (a) up to approximately 14,285,714 shares of the Company’s Series V Preferred Stock (the “Series V Preferred Stock”), $0.001 par value per share, for a price equal to the closing share price of the Company’s common stock (the “Common Stock”) on December 30, 2022 (on an as-converted-into-common stock-basis of 10 shares of common stock for each one share of Series V Preferred Stock), or $0.014 per share of Common Stock, directly to the Purchasers, and (b) up to 71,428,571 warrants to purchase up to 71,428,571 shares of the Common Stock directly to the Purchasers (the “Warrants”), with an exercise price of each Warrant of $0.028. Each share of Series V Preferred Stock is convertible into ten shares of Common Stock, as further described in the Second Amended and Restated Certificate of Designation (as defined and described in more detail in the Item 5.03 disclosure below). The Private Placement is expected to close no later than 10 business days after the effective date of each respective SPA.

The SPAs contain customary representations, warranties, covenants, and indemnification provisions.

The Warrants may not be exercised to the extent they cause the Purchaser of the Warrants to become a “beneficial owner” of more than 4.99% of the Common Stock for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Beneficial Ownership Limitation”). The Beneficial Ownership Limitation may be increased at the discretion of the Purchaser of the Warrants to any percentage less than or equal to 4.99% of the Common Stock upon 61 calendar days’ notice or decreased at any time. The Company does not intend to list the Warrants sold in the Private Placement on any securities exchange or other trading market.

As of the date of the SPAs and the date of this Current Report on Form 8-K (this “Current Report”), except as disclosed in this Current Report and the Company’s other filings with the SEC, there are no other material relationships between the Company or any of the Company’s affiliates and any of the Purchasers, other than in respect of the Purchaser’s respective SPA.

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the form of such document, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and which is incorporated by reference herein in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above relating to the Private Placement and the transactions contemplated thereby is incorporated herein by reference. The Common Stock and Warrants issued or to be issued pursuant to the Private Placement will be offered and sold in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 6, 2023, the Company filed a Second Amended and Restated Certificate of Designation of Rights, Privileges, Preferences, and Restrictions of Series V Preferred Stock (the “Second Amended and Restated Certificate of Designation”) with the Secretary of State of the State of Nevada, which amended and restated the Amended and Restated Certificate of Designation filed on January 5, 2023. The Second Amended and Restated Certificate of Designation became effective upon filing on January 6, 2023. The following is a summary of the principal terms of the Second Amended and Restated Certificate of Designation:

Authorized Shares

The number of authorized shares of Series V Preferred Stock is 25,000,000 shares.

Dividends

The holders of the Series V Preferred Stock do not have any preferential dividend rights and shall be entitled to receive dividends, if any, only if, when, and as declared by the Board in its sole and absolute discretion.

Voting Rights

Each share of Series V Preferred Stock shall have the right to take action by written consent or vote in a number equal to two times the number of shares of the Company’s Common Stock into which such shares of Series V Preferred Stock are then convertible. These voting rights may be exercised by vote at an annual meeting of the stockholders of the Company or at a special meeting of the stockholders of the Company or by written consent of the holders of Series V Preferred Stock. Except as otherwise required by law or by the Company’s articles of incorporation of which the Amended and Restated Certificate of Designation is a part, the holders of shares of Common Stock and shares of Series V Preferred Stock shall vote together and not as separate classes.

Conversion

Each share of Series V Preferred Stock is convertible into ten shares of Common Stock, in the manner set forth in this paragraph and as further described in the Certificate of Designation. Each share of Series V Preferred Stock will automatically be converted into ten fully paid and nonassessable shares of Common Stock on the second anniversary of the date on which the holder’s shares of Series V Preferred Stock were issued (each, an “Automatic Conversion”). In addition, at any time, or from time to time, from and after the first anniversary of the date on which a holder’s shares of Series V Preferred Stock were issued, but prior to the date of the Automatic Conversion, such holder shall be entitled, upon written notice to the Company and the transfer agent (or solely to the Company if the Company serves as its own transfer agent for the Series V Preferred Stock), to convert each of such holder’s shares of Series V Preferred Stock then held into ten fully paid and nonassessable shares of Common Stock.

Liquidation Preference

Upon any Liquidation Event (as defined in the Certificate of Designation), before any distribution or payment shall be made to the holders of any class or series of the Company’s capital stock ranking junior to the Series V Preferred Stock, the holders of the Series V Preferred Stock shall be entitled to be paid out of the assets of the Company an amount equal to an aggregate of $1.00 allocated among all of the then-issued and outstanding shares of Series V Preferred Stock (the “Preference Value”). After the payment of the Preference Value of the shares of the Series V Preferred Stock as set forth in the Certificate of Designation, the remaining assets of the Company legally available for distribution, if any, shall be distributed ratably to the holders of the Company’s Common Stock and other classes or series of the Company’s capital stock in the manner provided by law or the charter documents of the Company.

Trading Market

There is no established trading market for any of the Series V Preferred Stock, and the Company does not expect a market to develop. The Company does not intend to apply for a listing for any of the Series V Preferred Stock on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Series V Preferred Stock will be limited.

The foregoing descriptions of the Second Amended and Restated Certificate of Designation and the Series V Preferred Stock do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Amended and Restated Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and which is incorporated by reference herein in its entirety.

Item 7.01 Regulation FD Disclosure.

On January 6, 2023, the Company issued a press release announcing the Private Placement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, and in Exhibit 99.1, referenced herein is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, unless the Company expressly so incorporates such information by reference.

Safe Harbor Statement

Information provided in this Current Report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company’s plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. These forward-looking statements may also relate to future closings in the Private Placement and other matters described above. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see “Risk Factors” as described in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on April 15, 2022 and other reports on file with the U.S. Securities and Exchange Commission.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Second Amended and Restated Certificate of Designation.

4.1	Form of SPA.

4.2	Form of Voting Agreement

99.1	Press Release dated January 6, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Dated: January 6, 2023	By:	/s/ Sabas Carrillo
Sabas Carrillo
Chief Executive Officer

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